EXHIBIT 99.2


                        PIONEER NATURAL RESOURCES COMPANY
                       UNAUDITED SUPPLEMENTAL INFORMATION
                          Year Ended December 31, 2004


                                                United
                                                States       Argentina      Canada       Africa        Total
                                               ---------     ---------     --------     --------     ----------
Proved reserves:
     Oil (MBbls):
        Balance, January 1, 2004                 215,303        24,467           53       24,154        263,977
        Revisions of previous estimates           (1,504)       (1,150)       1,728      (12,111)       (13,037)
        Purchases of minerals-in-place            10,019            -           823           -          10,842
        Discoveries and extensions                 1,004         4,680          462          502          6,648
        Production                                (9,749)       (3,123)         (50)      (4,274)       (17,196)
        Sales of minerals-in-place                   (11)           -             -           -             (11)
                                               ---------     ---------     --------     --------     ----------
        Balance, December 31, 2004               215,062        24,874        3,016        8,271        251,223
     Natural Gas Liquids (MBbls):
        Balance, January 1, 2004                 147,448         9,002        2,354           -         158,804
        Revisions of previous estimates            6,175        (1,890)      (1,017)          -           3,268
        Purchases of minerals-in-place             1,784            -             -           -           1,784
        Discoveries and extensions                    13         1,748           79           -           1,840
        Production                                (7,225)         (566)        (336)          -          (8,127)
        Sales of minerals-in-place                    -             -             -           -              -
                                               ---------     ---------     --------     --------     ----------
        Balance, December 31, 2004               148,195         8,294        1,080           -         157,569
     Natural Gas (MMcf):
        Balance, January 1, 2004               1,553,976       549,856       93,829           -       2,197,661
        Revisions of previous estimates           25,764       (61,483)       8,570           -         (27,149)
        Purchases of minerals-in-place         1,571,053            -        22,127           -       1,593,180
        Discoveries and extensions                56,690       116,526       10,656           -         183,872
        Production                              (200,598)      (44,525)     (15,323)          -        (260,446)
        Sales of minerals-in-place                (6,550)           -             -           -          (6,550)
                                               ---------     ---------     --------     --------     ----------
        Balance, December 31, 2004             3,000,335       560,374      119,859           -       3,680,568
     Equivalent Barrels (MBOE):
        Balance, January 1, 2004                 621,747       125,112       18,045       24,154        789,058
        Revisions of previous estimates            8,965       (13,287)       2,140      (12,111)       (14,293)
        Purchases of minerals-in-place           273,646            -         4,511           -         278,157
        Discoveries and extensions                10,465        25,849        2,317          502         39,133
        Production                               (50,407)      (11,110)      (2,940)      (4,274)       (68,731)
        Sales of minerals-in-place                (1,103)           -             -           -          (1,103)
                                               ---------     ---------     --------     --------     ----------
        Balance, December 31, 2004               863,313       126,564       24,073        8,271      1,022,221
                                               =========     =========     ========     ========     ==========

Costs incurred for oil and gas producing activities ($000):

     Property acquisition costs:
        Proved                                $2,213,879    $       -     $  46,988    $      -     $ 2,260,867
        Unproved                                 301,856            -        20,921       18,238        341,015
                                               ---------     ---------     --------     --------     ----------
                                               2,515,735            -        67,909       18,238      2,601,882
     Exploration costs                           127,338        49,745       33,406       32,932        243,421
     Development costs                           229,636        49,937       13,036       21,178        313,787
                                               ---------     ---------     --------     --------     ----------
                                               2,872,709        99,682      114,351       72,348      3,159,090

     Asset retirement obligations                  3,476         2,770        6,275        2,558         15,079
                                               ---------     ---------     --------     --------     ----------
     Total costs incurred                     $2,876,185    $  102,452    $ 120,626    $  74,906    $ 3,174,169
                                               =========     =========     ========     ========     ==========

     Reserve replacement percentage (a)             581%          113%         305%           -            441%
                                               =========     =========     ========     ========     ==========

     Finding and development costs per BOE
        of proved reserves added (b)          $     9.81    $     8.16    $   13.45    $      -     $     10.48
                                               =========     =========     ========     ========     ==========

--------------
(a) The summation of annual proved reserves, on a BOE basis, attributable to revisions of previous estimates, purchases of minerals-in-place and discoveries and extensions divided by annual production of oil, NGLs and gas, on a BOE basis.

(b) Total costs incurred divided by the summation of annual proved reserves, on a BOE basis, attributable to revisions of previous estimates, purchases of minerals-in-place and discoveries and extensions. Consistent with industry practice, future capital costs to develop proved undeveloped reserves are not included in costs incurred.